Exhibit 99.2

Franklin Street Properties

Supplemental Operating
and Financial Data

Second Quarter 2018

Franklin Street Properties Corp. 401 Edgewater Place ● Wakefield, MA 01880 (781) 557-1300 ● www.fspreit.com

Table of Contents

	Page		Page

Company Information	3	Tenant Analysis and Leasing Activity
		Tenants by Industry	18
Key Financial Data		20 Largest Tenants with Annualized Rent and Remaining Term	19
Financial Highlights	4	Leasing Activity	20
Income Statements	5	Lease Expirations by Square Feet	21
Balance Sheets	6	Lease Expirations with Annualized Rent per Square Foot	22
Cash Flow Statements	7	Capital Expenditures	23
Property Net Operating Income (NOI)	8
		Transaction Activity	24
Reconciliation
FFO & AFFO	9	Loan Portfolio of Secured Real Estate	25
EBITDA	10
Property NOI	11	Net Asset Value Components	26

Debt Summary	12	Appendix: Definitions of Non-GAAP Measures
		FFO	27
Capital Analysis	13	EBITDA and NOI	28
		AFFO	29
Owned and Managed Portfolio Overview	14-17

All financial information contained in this supplemental information package is unaudited.  In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws.  Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Factors that could cause actual results to differ materially from FSP’s current expectations include general economic conditions, uncertainties relating to fiscal policy, changes in government regulations, regulatory uncertainty, geopolitical events, local real estate conditions, the performance of properties that FSP has acquired or may acquire, the timely lease-up of properties and other risks, which are detailed from time to time in FSP’s reports filed with the Securities and Exchange Commission.  FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

801 Marquette

June 30, 2018| Page 2

Company Information

Overview		Snapshot (as of June 30, 2018)

Franklin Street Properties Corp. (“FSP”, “we”, “our” or the “Company”) (NYSE American: FSP) is investing in institutional-quality office properties in the U.S.  FSP’s strategy is to invest in select urban infill and central business district (CBD) properties, with primary emphasis on our five core markets of Atlanta, Dallas, Denver, Houston, and Minneapolis.  FSP seeks value-oriented investments with an eye towards long-term growth and appreciation, as well as current income.  FSP is a Maryland corporation that operates in a manner intended to qualify as a real estate investment trust (REIT) for federal income tax purposes. FSP’s real estate operations include property acquisitions and dispositions, short-term financing, leasing, development and asset management.

		Corporate Headquarters	Wakefield, MA
		Fiscal Year-End	31-Dec
		Total Properties	34
		Total Square Feet	9.8 Million
		Trading Symbol	FSP
		Exchange	NYSE American
		Common Shares Outstanding	107,231,155
		Quarterly Dividend	$0.09
Our Business		Dividend Yield	4.2%

As of June 30, 2018, the Company owned and operated a portfolio of real estate consisting of 34 properties, one property that has been redeveloped and is classified as non-operating and five managed Sponsored REITs, and held four promissory notes secured by mortgages on real estate owned by Sponsored REITs. From time-to-time, the Company may acquire, develop or redevelop real estate, make additional secured loans or acquire one of its Sponsored REITs. The Company may also pursue, on a selective basis, the sale of its properties in order to take advantage of the value creation and demand for its properties, or for geographic or property specific reasons.

		Total Market Capitalization	$2.0 Billion*
		Insider Holdings	4.0%

Management Team

George J. Carter	Jeffrey B. Carter
Chief Executive Officer and	President and Chief Investment
Chairman of the Board	Officer

John G. Demeritt	Scott H. Carter
Executive Vice President, Chief	Executive Vice President, General
Financial Officer and Treasurer	Counsel and Secretary

John F. Donahue	Eriel Anchondo
Executive Vice President	Executive Vice President and Chief Operating Officer	Greenwood Plaza, Englewood, CO

Inquiries
Inquiries should be directed to: Georgia Touma
877.686.9496 or InvestorRelations@fspreit.com * Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding.

June 30, 2018| Page 3

Summary of Financial Highlights

(in thousands except per share amounts, SF & number of properties)
	30-Jun-18	31-Mar-18	31-Dec-17	30-Sep-17	30-Jun-17
Income Items:
Rental revenue	$65,409	65,628	$65,555	$67,339	$66,995
Total revenue	66,694	66,893	66,835	68,626	68,371
Adjusted EBITDA*	34,270	34,943	34,033	35,354	35,525
Equity in losses of non-consolidated REITs	(282)	(105)	(2,885)	(121)	(201)
Net income (loss)	665	1,425	(4,932)	1,903	(17,395)
FFO*	25,393	26,364	26,347	27,991	28,571
AFFO*	9,658	16,930	13,044	17,110	18,919

Per Share Data:
EPS	$0.01	0.01	$(0.05)	$0.02	$(0.16)
FFO*	$0.24	0.25	$0.25	$0.26	$0.27
AFFO*	$0.09	0.16	$0.12	$0.16	$0.18
Weighted Average Shares (diluted)	107,231	107,231	107,231	107,231	107,231
Closing share price	$8.56	8.41	$10.74	$10.62	$11.08
Dividend declared	$0.09	0.09	$0.19	$0.19	$0.19
AFFO Payout Ratio:	100%	57%	156%	119%	108%

Balance Sheet Items:
Real estate, net	$1,627,498	1,627,941	$1,632,692	$1,635,706	$1,640,551
Other assets, net	352,029	358,254	357,820	395,979	402,016
Total assets, net	1,979,527	1,986,195	1,990,512	2,031,685	2,042,567
Total liabilities, net	1,127,140	1,127,277	1,119,220	1,142,299	1,134,723
Shareholders' equity	852,387	858,918	871,292	889,386	907,844

Market Capitalization and Debt:
Total Market Capitalization (a)	$1,985,899	1,969,814	$2,199,663	$2,208,795	$2,253,121
Total debt outstanding (excluding unamortized financing costs)	1,068,000	1,068,000	1,048,000	1,070,000	1,065,000
Debt to Total Market Capitalization	53.8%	54.2%	47.6%	48.4%	47.3%
Net Debt to Adjusted EBITDA*	7.7	7.5	7.6	7.5	7.4

Owned Portfolio Leasing Statistics (b):
Owned portfolio assets	34	34	34	35	35
Portfolio total SF	9,760,699	9,760,657	9,761,984	10,085,889	10,084,710
Portfolio % leased	89.0%	88.5%	89.7%	88.7%	88.1%

(a)	Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding on that date.
(b)	For periods in 2018 and 2017, excludes one property that was redeveloped and is classified as non-operating, which is located in Minneapolis, Minnesota.

*See pages 9 & 10 for reconciliations of Net income or loss to FFO, AFFO and Adjusted EBITDA, respectively, and the Appendix for Definitions of these Non-GAAP Measures beginning on page 27.

June 30, 2018| Page 4

Condensed Consolidated Income Statements ($ in thousands, except per share amounts)

			Six Months					For the
	Three Months Ended		Ended	For the Three Months Ended				Year Ended
	31-Mar-18	30-Jun-18	30-Jun-18	31-Mar-17	30-Jun-17	30-Sep-17	31-Dec-17	31-Dec-17

Revenue:
Rental	$65,628	$65,409	$131,037	$67,376	$66,995	$67,339	$65,555	$267,265
Related party revenue:
Management fees and interest income from loans	1,256	1,276	2,532	1,370	1,366	1,278	1,271	5,285
Other	9	9	18	10	10	9	9	38
Total revenue	66,893	66,694	133,587	68,756	68,371	68,626	66,835	272,588

Expenses:
Real estate operating expenses	17,151	16,954	34,105	17,308	17,286	17,898	18,720	71,212
Real estate taxes and insurance	11,177	12,292	23,469	12,403	11,595	11,882	9,961	45,841
Depreciation and amortization	24,035	23,591	47,626	25,332	25,279	24,988	25,659	101,258
General and administrative	3,432	3,082	6,514	3,443	3,077	3,286	3,665	13,471
Interest	9,486	9,753	19,239	7,579	7,893	8,258	8,657	32,387
Total expenses	65,281	65,672	130,953	66,065	65,130	66,312	66,662	264,169

Income before equity in losses of non-consolidated REITs, other, gain (loss) on sale of properties and properties held for sale, less applicable income tax and taxes	1,612	1,022	2,634	2,691	3,241	2,314	173	8,419
Equity in losses of non-consolidated REITs	(105)	(282)	(387)	(397)	(201)	(121)	(2,885)	(3,604)
Other	—	—	—	22	129	67	(2,096)	(1,878)
Gain (loss) on sale of properties and provision for loss on properties held for sale, less applicable income tax	—	—	—	2,289	(20,492)	(257)	(21)	(18,481)

Income (loss) before taxes on income	1,507	740	2,247	4,605	(17,323)	2,003	(4,829)	(15,544)
Income tax expense	82	75	157	125	72	100	103	400

Net income (loss)	$1,425	$665	$2,090	$4,480	$(17,395)	$1,903	$(4,932)	$(15,944)

Weighted average number of shares outstanding, basic and diluted	107,231	107,231	107,231	107,231	107,231	107,231	107,231	107,231

Net income (loss) per share, basic and diluted	$0.01	$0.01	$0.02	$0.04	$(0.16)	$0.02	$(0.05)	$(0.15)

June 30, 2018| Page 5

$ in thousands, except per share amounts)
Condensed Consolidated Balance Sheets (in thousands)

	March 31,	June 30,	March 31,	June 30,	September 30,	December 31,
	2018	2018	2017	2017	2017	2017
Assets:
Real estate assets:
Land	$191,578	$191,578	$196,178	$191,578	$191,578	$191,578
Buildings and improvements	1,821,035	1,833,470	1,836,073	1,792,784	1,800,831	1,811,631
Fixtures and equipment	5,909	7,565	4,600	4,841	5,017	5,614
	2,018,522	2,032,613	2,036,851	1,989,203	1,997,426	2,008,823
Less accumulated depreciation	390,581	405,115	350,697	348,652	361,720	376,131
Real estate assets, net	1,627,941	1,627,498	1,686,154	1,640,551	1,635,706	1,632,692

Acquired real estate leases, net	78,729	71,861	115,471	105,811	96,282	86,520
Investment in non-consolidated REITs	69,703	69,067	74,423	73,876	73,405	70,164
Asset held for sale	—	—	—	31,868	31,615	—
Cash, cash equivalents and restricted cash	14,355	10,448	11,174	11,623	12,710	9,819
Tenant rent receivables, net	3,411	4,039	3,785	4,706	3,990	3,123
Straight-line rent receivable, net	53,430	53,294	52,304	51,590	52,272	53,194
Prepaid expenses and other assets	8,355	7,444	4,946	5,124	6,282	8,387
Related party mortgage loan receivable	71,455	71,190	81,515	72,250	71,985	71,720
Other assets: derivative asset	18,740	21,196	13,603	11,333	10,771	13,925
Office computers and furniture, net of accumulated depreciation	261	236	275	287	319	289
Deferred leasing commissions, net	39,815	43,254	34,636	33,548	36,348	40,679
Total assets	$1,986,195	$1,979,527	$2,078,286	$2,042,567	$2,031,685	$1,990,512

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$98,000	$98,000	$295,000	$295,000	$300,000	$78,000
Term loan payable, net of unamortized financing costs	765,259	765,618	765,539	765,861	766,183	764,901
Series A & Series B Senior Notes	198,727	198,768	—	—	—	198,692
Accounts payable and accrued expenses	53,327	52,651	50,529	55,241	57,593	61,039
Accrued compensation	1,112	1,778	1,259	1,929	3,000	3,641
Tenant security deposits	5,588	5,576	5,441	5,367	5,431	5,383
Other liabilities: derivative liabilities	—	—	4,351	4,364	3,721	1,759
Acquired unfavorable real estate leases, net	5,264	4,749	8,144	6,961	6,371	5,805
Total liabilities	1,127,277	1,127,140	1,130,263	1,134,723	1,142,299	1,119,220

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	-	—	-	-	-	-
Common stock	11	11	11	11	11	11
Additional paid-in capital	1,356,457	1,356,457	1,356,457	1,356,457	1,356,457	1,356,457
Accumulated other comprehensive income (loss)	18,740	21,196	7,351	4,940	4,954	12,166
Accumulated distributions in excess of accumulated earnings	(516,290)	(525,277)	(415,796)	(453,564)	(472,036)	(497,342)
Total stockholders’ equity	858,918	852,387	948,023	907,844	889,386	871,292
Total liabilities and stockholders’ equity	$1,986,195	$1,979,527	$2,078,286	$2,042,567	$2,031,685	$1,990,512

June 30, 2018| Page 6

Condensed Consolidated Statements of Cash Flows (in thousands)

	Six Months ended June 30,		Twelve Months Ended December 31,
	2018	2017	2017	2016
Cash flows from operating activities:
Net income (loss)	$2,090	$(12,915)	$(15,944)	$8,378
Adjustments to reconcile net income or loss to net cash provided by operating activities:
Depreciation and amortization expense	49,050	51,823	103,743	95,243
Amortization of above and below market leases	(208)	(855)	(1,031)	(496)
Hedge ineffectiveness	—	(151)	1,878	(1,878)
(Gain) loss on sale of properties and properties held for sale, less applicable income tax	—	18,203	18,481	2,938
Equity in earnings (losses) from non-consolidated REITs	387	598	3,604	831
Increase (decrease) in allowance for doubtful accounts	(80)	25	150	(30)
Changes in operating assets and liabilities:
Tenant rent receivables	(836)	(1,618)	(160)	(185)
Straight-line rents	299	(1,897)	(1,767)	(1,977)
Lease acquisition costs	(398)	(318)	(2,052)	(1,095)
Prepaid expenses and other assets	325	(503)	(403)	(721)
Accounts payable and accrued expenses	(8,609)	(6,829)	3,870	5,751
Accrued compensation	(1,863)	(1,855)	(143)	58
Tenant security deposits	193	12	28	526
Payment of deferred leasing commissions	(6,641)	(3,632)	(14,309)	(12,965)
Net cash provided by operating activities	33,709	40,088	95,945	94,378

Cash flows from investing activities:
Property acquisitions	—	—	—	(221,119)
Acquired real estate leases	—	—	—	(51,509)
Property improvements, fixtures and equipment	(24,281)	(28,464)	(54,306)	(37,490)
Distributions in excess of earnings from non-consolidated REITs	710	691	1,396	1,023
Investment in related party mortgage loan receivable	—	—	—	(3,000)
Repayment of related party mortgage loan receivable	530	9,530	10,060	39,861
Proceeds received on sales of real estate assets	—	6,160	37,756	27,262
Net cash used in investing activities	(23,041)	(12,083)	(5,094)	(244,972)

Cash flows from financing activities:
Distributions to stockholders	(30,025)	(40,748)	(81,496)	(77,481)
Proceeds (costs) from equity offering, net	—	—	—	82,902
Borrowings under bank note payable	30,000	40,000	75,000	175,000
Repayments of bank note payable	(10,000)	(25,000)	(277,000)	(185,000)
Borrowing from Series A & Series B Senior Notes	—	—	200,000	—
Borrowing of term loan payable	—	—	—	150,000
Deferred Financing Costs	(14)	—	(6,902)	(3,647)
Net cash provided by (used in) financing activities	(10,039)	(25,748)	(90,398)	141,774
Net increase (decrease) in cash, cash equivalents and restricted cash	629	2,257	453	(8,820)
Cash, cash equivalents and restricted cash, beginning of period	9,819	9,366	9,366	18,186
Cash, cash equivalents and restricted cash, end of period	$10,448	$11,623	$9,819	$9,366

June 30, 2018| Page 7

Property Net Operating Income (NOI)* with Same Store Comparison (in thousands)

	Rentable			Six Months			Six Months
	Square Feet	Three Months Ended		Ended	Three Months Ended		Ended	Inc	%
(in thousands)	or RSF	31-Mar-18	30-Jun-18	30-Jun-18	31-Mar-17	30-Jun-17	30-Jun-17	(Dec)	Change
Region
East	1,007	$3,991	$4,123	$8,114	$3,917	$3,941	$7,858	$256	3.3%
MidWest	1,549	6,257	4,955	11,212	4,365	3,908	8,273	2,939	35.5%
South	4,597	15,431	15,223	30,654	17,008	16,463	33,471	(2,817)	(8.4)%
West	2,608	10,958	11,061	22,019	10,958	12,045	23,003	(984)	(4.3)%
Same Store	9,761	36,637	35,362	71,999	36,248	36,357	72,605	(606)	(0.8)%

Acquisitions	—	—	—	—	—	—	—	—	—%
Property NOI* from the continuing portfolio	9,761	36,637	35,362	71,999	36,248	36,357	72,605	(606)	(0.8)%
Dispositions, Non-Operating, Development or Redevelopment	-	79	(38)	41	625	467	1,092	(1,051)	(1.4)%
Property NOI*	9,761	$36,716	$35,324	$72,040	$36,873	$36,824	$73,697	$(1,657)	(2.2)%

Same Store		$36,637	$35,362	$71,999	$36,248	$36,357	$72,605	$(606)	(0.8)%

Less Nonrecurring
Items in NOI* (a)		761	1,141	1,902	65	1,178	1,243	659	(0.9)%

Comparative
Same Store		$35,876	$34,221	$70,097	$36,183	$35,179	$71,362	$(1,265)	(1.8)%

(a)	Nonrecurring items in NOI include proceeds from bankruptcies, lease termination fees or other significant nonrecurring income or expenses, which may affect comparability.

*See the Appendix for Definition of Non-GAAP Measures beginning on page 27.

June 30, 2018| Page 8

FFO* & AFFO* Reconciliation (in thousands, except per share amounts)

			Six Months					Year
	Three Months Ended		Ended	Three Months Ended				Ended
	31-Mar-18	30-Jun-18	30-Jun-18	31-Mar-17	30-Jun-17	30-Sep-17	31-Dec-17	31-Dec-17

Net income (loss)	$1,425	$665	$2,090	$4,480	$(17,395)	$1,903	$(4,932)	$(15,944)

(Gain) loss on sale of properties and properties held for sale, less applicable income tax	—	—	—	(2,289)	20,492	257	21	18,481
GAAP income from non-consolidated REITs	105	282	387	397	201	121	2,885	3,604
FFO from non-consolidated REITs	884	978	1,862	791	800	874	708	3,173
Depreciation & amortization	23,950	23,468	47,418	25,163	24,592	24,903	25,569	100,227
NAREIT FFO*	26,364	25,393	51,757	28,542	28,690	28,058	24,251	109,541
Hedge ineffectiveness	—	—	—	(22)	(129)	(67)	2,096	1,878
Acquisition costs	—	—	—	8	10	—	—	18
Funds From Operations (FFO)*	$26,364	$25,393	$51,757	$28,528	$28,571	$27,991	$26,347	$111,437

Adjusted Funds From Operations (AFFO)*
Funds From Operations (FFO)*	$26,364	$25,393	$51,757	$28,528	$28,571	$27,991	$26,347	$111,437
Reverse FFO from non-consolidated REITs	(884)	(978)	(1,862)	(791)	(800)	(874)	(708)	(3,173)
Distributions from non-consolidated REITs	355	355	710	346	345	350	355	1,396
Amortization of deferred financing costs	711	713	1,424	606	606	606	667	2,485
Straight-line rent	40	259	299	(1,082)	(792)	(147)	254	(1,767)
Tenant improvements	(6,777)	(8,212)	(14,989)	(6,474)	(5,363)	(4,474)	(4,166)	(20,477)
Leasing commissions	(1,021)	(5,314)	(6,335)	(1,579)	(1,963)	(4,482)	(5,869)	(13,893)
Non-investment capex	(1,858)	(2,558)	(4,416)	(1,670)	(1,685)	(1,860)	(3,836)	(9,051)
Adjusted Funds From Operations (AFFO)*	$16,930	$9,658	$26,588	$17,884	$18,919	$17,110	$13,044	$66,957

Per Share Data:
EPS	$0.01	$0.01	$0.02	$0.04	$(0.16)	$0.02	$(0.05)	$(0.15)
FFO*	0.25	0.24	0.48	0.27	0.27	0.26	0.25	1.04
AFFO*	0.16	0.09	0.25	0.17	0.18	0.16	0.12	0.62

Weighted Average Shares (basic and diluted)	107,231	107,231	107,231	107,231	107,231	107,231	107,231	107,231

*See the Appendix for Definitions of these Non-GAAP Measures beginning on page 27

June 30, 2018| Page 9

EBITDA* & Adjusted EBITDA* Reconciliation (in thousands, except ratio amounts)

			Six Months					Year
	Three Months Ended		Ended	Three Months Ended				Ended
	31-Mar-18	30-Jun-18	30-Jun-18	31-Mar-17	30-Jun-17	30-Sep-17	31-Dec-17	31-Dec-17

Net income (loss)	$1,425	$665	$2,090	$4,480	$(17,395)	$1,903	$(4,932)	$(15,944)
Interest expense	9,486	9,753	19,239	7,579	7,893	8,258	8,657	32,387
Depreciation and amortization	23,950	23,468	47,418	25,163	24,592	24,903	25,569	100,227
Income taxes	82	75	157	125	72	100	103	400
EBITDA*	34,943	33,961	68,904	37,347	15,162	35,164	29,397	117,070
(Gain) loss on sale of properties and provisions for loss on properties held for sale or equity investments, less applicable income tax	—	309	309	(2,289)	20,492	257	2,540	21,000
Hedge ineffectiveness	—	—	—	(22)	(129)	(67)	2,096	1,878
Adjusted EBITDA*	$34,943	$34,270	$69,213	$35,036	$35,525	$35,354	$34,033	$139,948

Interest expense	$9,486	$9,753	$19,239	$7,579	$7,893	$8,258	$8,657	$32,387
Scheduled principal payments	—	—	—	—	—	—	—	—
Interest and scheduled principal payments	$9,486	$9,753	$19,239	$7,579	$7,893	$8,258	$8,657	$32,387

Interest coverage ratio	3.68	3.51	3.60	4.62	4.50	4.28	3.93	4.32

Debt service coverage ratio	3.68	3.51	3.60	4.62	4.50	4.28	3.93	4.32

Debt excluding unamortized financing costs	$1,068,000	$1,068,000		$1,065,000	$1,065,000	$1,070,000	$1,048,000
Cash, cash equivalents and restricted cash	14,355	10,448		11,174	11,623	12,710	9,819
Net Debt ( Debt less Cash, cash equivalents and restricted cash)	$1,053,645	$1,057,552		$1,053,826	$1,053,377	$1,057,290	$1,038,181

Adjusted EBITDA*	$34,943	$34,270		$35,036	$35,525	$35,354	$34,033
Annualized	$139,772	$137,080		$140,144	$142,100	$141,416	$136,132

Net Debt-to-Adjusted EBITDA*	7.5	7.7		7.5	7.4	7.5	7.6

*See the Appendix for Definitions of these Non-GAAP Measures beginning on page 27.  Amounts in the EBITDA and Adjusted EBITDA reconciliation do not reflect our proportionate share of interest expense, depreciation, amortization, income taxes, gains or losses on sales and debt from our investments in non-consolidated REITs, which are accounted for under the equity method.

June 30, 2018| Page 10

Reconciliation of Net Income (Loss) to Property NOI* (in thousands)

Reconciliation of Net income to Property NOI*			Six Months					Year
	Three Months Ended		Ended	Three Months Ended				Ended
	31-Mar-18	30-Jun-18	30-Jun-18	31-Mar-17	30-Jun-17	30-Sep-17	31-Dec-17	31-Dec-17
Net income (loss)	$1,425	$665	$2,090	$4,480	$(17,395)	$1,903	$(4,932)	$(15,944)
Add (deduct):
(Gain) loss on sale of properties and properties held for sale, less applicable income taxes	—	—	—	(2,289)	20,492	257	21	18,481
Hedge ineffectiveness	—	—	—	(22)	(129)	(67)	2,096	1,878
Management fee income	(746)	(746)	(1,492)	(794)	(768)	(791)	(756)	(3,109)
Depreciation and amortization	24,035	23,591	47,626	25,332	25,279	24,988	25,659	101,258
Amortization of above/below market leases	(85)	(123)	(208)	(168)	(687)	(86)	(90)	(1,031)
General and administrative	3,432	3,082	6,514	3,443	3,077	3,286	3,665	13,471
Interest expense	9,486	9,753	19,239	7,579	7,893	8,258	8,657	32,387
Interest income	(1,120)	(1,141)	(2,261)	(1,214)	(1,206)	(1,134)	(1,133)	(4,687)
Equity in losses of non-consolidated REITs	105	282	387	397	201	121	2,885	3,604
Non-property specific items, net	184	(39)	145	129	67	103	228	527
Property NOI*	$36,716	$35,324	$72,040	$36,873	$36,824	$36,838	$36,300	$146,835

*See the Appendix for Definition of Non-GAAP Measures beginning on page 27.

June 30, 2018| Page 11

Debt Summary (in thousands)

		Maximum	Amount	Interest			Interest
	Maturity	Amount	Drawn at	Rate (a)			Rate at	Facility
	Date	of Loan	30-Jun-18	Components			30-Jun-18	Fee

BAML Revolver	12-Jan-22	$600,000	$98,000	L	+	1.20%	3.24%	0.25%
JPM Term Loan	30-Nov-18	150,000	150,000	L	+	1.35%	3.35%
BAML Term Loan	12-Jan-23	400,000	400,000	1.12%	+	1.35%	2.47%
BMO Term Loan	26-Aug-20	220,000	220,000	2.32%	+	1.65%	3.97%
Series A Senior Notes	20-Dec-24	116,000	116,000				3.99%
Series B Senior Notes	20-Dec-27	84,000	84,000				4.26%

		$1,570,000	$1,068,000				3.28%

•

On October 18, 2017, we recast our credit facility with Bank of America, N.A., as administrative agent, to, among other things, (i) increase the borrowing capacity of the revolving line of credit from $500 million to $600 million, (ii) extend the maturity date applicable to the revolving line of credit from October 29, 2018 to January 12, 2022 (with two optional six month extensions), (iii) extend the maturity date applicable to the term loan from September 27, 2021 to January 12, 2023, (iv) modify certain financial covenants, including a reset of minimum tangible net worth, and (v) increase the accordion feature from $350 million to $500 million.  Pricing is based on our investment grade rating.  At our investment grade rating from Moody’s of Baa3, pricing on the borrowing spread decreased by five basis points for the revolving line of credit and by ten basis points for the term loan.  We also simultaneously amended our term loan with Bank of Montreal, as administrative agent, and our term loan with JPMorgan Chase Bank, N.A., as administrative agent, to conform the financial covenants and certain other provisions.

•	The BAML Revolver is subject to a 25 basis point facility fee at our investment grade rating and, when applied to our availability of $600 million, would be $1.5 million annually.
•

On October 24, 2017, we entered into a note purchase agreement relating to a private placement of $200 million in aggregate principal amount of unsecured senior notes, consisting of $116 million in aggregate principal amount of 3.99% Series A Senior Notes with a 7-year maturity and $84 million in aggregate principal amount of 4.26% Series B Senior Notes with a 10-year maturity.  On December 20, 2017, we drew the proceeds from the private placement and reduced the outstanding balance on our revolving line of credit.

•

We incurred financing costs to close the BAML Revolver, BAML Term Loan and the BMO Term Loan and the credit facilities that preceded them.  We also incurred financing costs in connection with the JPM Term Loan and with the Series A and Series B Senior Notes.  These costs are deferred and amortized into interest expense during the terms of the loans.  Following the amendments on October 18, 2017 and the note purchase agreement on October 24, 2017, we estimate the annual run rate for amortization to interest expense from these deferred financing costs is approximately $2.9 million.

•	Additional information on these transactions can be found in a Current Report on Form 8-K that the Company filed with the U.S. Securities and Exchange Commission on October 24, 2017.

(a)	Interest rate excludes amortization of deferred financing costs and facility fees, which is discussed in the notes above.

June 30, 2018| Page 12

Capital Analysis (in thousands, except per share amounts)

	31-Mar-18	30-Jun-18	31-Mar-17	30-Jun-17	30-Sep-17	31-Dec-17
Market Data:
Shares Outstanding	107,231	107,231	107,231	107,231	107,231	107,231
Closing market price per share	$8.41	$8.56	$12.14	$11.08	$10.62	$10.74
Market capitalization	$901,814	$917,899	$1,301,786	$1,188,121	$1,138,795	$1,151,663
Total debt outstanding excluding unamortized financing costs	1,068,000	1,068,000	1,065,000	1,065,000	1,070,000	1,048,000
Total Market Capitalization	$1,969,814	$1,985,899	$2,366,786	$2,253,121	$2,208,795	$2,199,663

Dividend Data:
Total dividends declared for the quarter	$9,651	$9,651	$20,374	$20,374	$20,374	$20,374
Common dividend declared per share	$0.09	$0.09	$0.19	$0.19	$0.19	$0.19
Declared dividend as a % of Net income (loss) per share	677%	1449%	455%	-117%	1071%	-413%
Declared dividend as a % of AFFO* per share	57%	100%	114%	108%	119%	156%

Liquidity:
Cash, cash equivalents and restricted cash	$14,355	$10,448	$11,174	$11,623	$12,710	$9,819
Revolver:
Gross potential available under the BAML Revolver	600,000	600,000	500,000	500,000	500,000	600,000
Less:
Outstanding balance	(98,000)	(98,000)	(295,000)	(295,000)	(300,000)	(78,000)
Total Liquidity	$516,355	$512,448	$216,174	$216,623	$212,710	$531,819

*See page 9 for a reconciliation of Net Income (Loss) to AFFO and the Appendix for Definitions of Non-GAAP Measures beginning on page 27.

June 30, 2018| Page 13

Owned Portfolio Overview

	As of the Quarter Ended
	30-Jun-18	31-Mar-18	31-Dec-17	30-Sep-17	30-Jun-17
Owned portfolio of commercial real estate:
Number of properties (a)	34	34	34	35	35
Square feet	9,760,699	9,760,657	9,761,984	10,085,889	10,084,710
Leased percentage	89.0%	88.5%	89.7%	88.7%	88.1%

Investments in non-consolidated commercial real estate:
Number of properties	2	2	2	2	2
Square feet	1,396,493	1,396,493	1,396,071	1,396,071	1,396,071
Leased percentage	74.0%	74.4%	75.3%	79.2%	78.9%

Single Asset REITs (SARs) managed:
Number of properties	3	4	4	4	4
Square feet	674,342	810,278	810,278	810,278	810,278
Leased percentage	96.1%	96.1%	93.0%	89.9%	90.1%

Total owned, investments and managed properties:
Number of properties	39	40	40	41	41
Square feet	11,831,534	11,967,428	11,968,333	12,292,238	12,291,059
Leased percentage	87.7%	87.4%	88.2%	87.7%	87.2%

(a) Excludes one property that was redeveloped and is classified as non-operating.

June 30, 2018| Page 14

Owned Portfolio Overview

				Percent	Wtd Occupied	GAAP					Percent	Wtd Occupied	GAAP
MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)	MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)

East Region							Midwest Region

Washington, D.C.							Chicago
Meadow Point	Chantilly	VA	138,537	100.0%	100.0%	$26.77	Northwest Point	Elk Grove Village	IL	177,095	100.0%	100.0%	$32.09
Stonecroft	Chantilly	VA	111,469	100.0%	100.0%	$35.42	909 Davis Street	Evanston	IL	195,098	92.2%	83.3%	$36.39
Loudoun Tech Center	Dulles	VA	136,658	95.7%	95.8%	$18.41
							Indianapolis
Richmond							River Crossing	Indianapolis	IN	205,059	94.9%	94.5%	$23.66
Innsbrook	Glen Allen	VA	298,456	100.0%	100.0%	$12.46
							St. Louis
Charlotte							Timberlake	Chesterfield	MO	234,496	100.0%	100.0%	$28.29
Forest Park	Charlotte	NC	62,212	100.0%	100.0%	$13.76	Timberlake East	Chesterfield	MO	117,036	100.0%	100.0%	$28.23

Raleigh-Durham							Minneapolis
Emperor Boulevard	Durham	NC	259,531	100.0%	100.0%	$34.09	121 South 8th Street	Minneapolis	MN	293,460	78.9%	74.8%	$21.11
							Plaza Seven	Minneapolis	MN	326,483	87.3%	89.6%	$34.72

East Region Total			1,006,863	99.4%	99.4%	$23.46	Midwest Region Total			1,548,727	91.7%	90.2%	$29.29

(a)	Weighted Occupied Percentage for the three months ended June 30, 2018.
(b)	Weighted Average GAAP Rent per Occupied Square Foot.

June 30, 2018| Page 15

Owned Portfolio Overview

				Percent	Wtd Occupied	GAAP					Percent	Wtd Occupied	GAAP
MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)	MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)

South Region							West Region

Dallas-Fort Worth							Denver
Legacy Tennyson Center	Plano	TX	202,600	86.4%	70.9%	$19.57	380 Interlocken	Broomfield	CO	240,358	86.2%	86.2%	$29.74
One Legacy Circle	Plano	TX	214,110	100.0%	100.0%	$37.49	1999 Broadway	Denver	CO	676,379	76.6%	77.9%	$30.43
Addison Circle	Addison	TX	288,794	100.0%	94.7%	$32.71	Greenwood Plaza	Englewood	CO	196,236	100.0%	100.0%	$25.19
Collins Crossing	Richardson	TX	300,887	100.0%	100.0%	$24.72	390 Interlocken	Broomfield	CO	241,512	98.8%	98.0%	$30.28
Liberty Plaza	Addison	TX	218,934	85.8%	86.6%	$21.94	1001 17th Street	Denver	CO	655,413	93.2%	91.8%	$35.03
							600 17th Street	Denver	CO	598,630	85.4%	84.4%	$33.09
Houston							West Region Total			2,608,528	87.5%	87.2%	$31.71
Park Ten	Houston	TX	157,460	89.5%	68.6%	$28.92
Eldridge Green	Houston	TX	248,399	100.0%	100.0%	$30.62	Total Owned			9,760,699	89.0%	87.0%	$28.91
Park Ten Phase II	Houston	TX	156,746	1.4%	1.4%	$9.96
Westchase I & II	Houston	TX	629,025	88.1%	84.2%	$29.13

Miami-Ft. Lauderdale-West Palm Beach
Blue Lagoon Drive	Miami	FL	212,619	100.0%	100.0%	$23.43

Atlanta
One Overton Park	Atlanta	GA	387,267	79.3%	60.5%	$24.14
One Ravinia	Atlanta	GA	386,602	91.3%	91.1%	$25.69
Two Ravinia	Atlanta	GA	411,047	77.4%	74.2%	$27.68
Pershing Plaza	Atlanta	GA	160,145	97.4%	97.4%	$36.16
999 Peachtree	Atlanta	GA	621,946	84.8%	87.8%	$32.11
South Region Total			4,596,581	86.7%	83.0%	$28.53

(a)	Weighted Occupied Percentage for the three months ended June 30, 2018.
(b)	Weighted Average GAAP Rent per Occupied Square Foot.

June 30, 2018| Page 16

Managed Portfolio Overview

MSA / Property Name	City	State	Square Feet		MSA / Property Name	City	State	Square Feet

Southeast Region					Midwest Region

Atlanta					Chicago
Satellite Place	Duluth	GA	134,785	(a)	East Wacker	Chicago	IL	861,422

					Indianapolis
					Monument Circle	Indianapolis	IN	213,760
Southeast Region Total			134,785
					Kansas City
				(b)	Grand Boulevard	Kansas City	MO	535,071

Southwest Region

Houston
Energy Tower I	Houston	TX	325,797

Southwest Region Total			325,797		Midwest Region Total			1,610,253

					Total Managed			2,070,835

					Total Owned & Managed			11,831,534

(a)	FSP has a Preferred Share Interest of 43.7% in the entity that owns this property.
(b)	FSP has a Preferred Share Interest of 27.0% in the entity that owns this property.

June 30, 2018| Page 17

Tenants by Industry (By Square Feet)

Oil & Gas 15%
Legal Services 10%
IT & Computer Services 9%
Banking 7%
Professional Services 7%
Government 3%
General Business Services 5%
Medical Professionals & Social Services 2%
Real Estate 4%
Communications 5%
Architecture & Engineering 4%
Insurance 6%
Medical Research 3%
Restaurants 3%
Other 16%
Oil & Gas 15%
Legal Services 10%
IT & Computer Services 9%
Banking 7%
Professional Services 7%
Government 3%
General Business Services 5%
Medical Professionals & Social Services 2%
Real Estate 4%
Communications 5%
Architecture & Engineering 4%
Insurance 6%
Medical Research 3%
Restaurants 3%
Other 16%

June 30, 2018| Page 18

20 Largest Tenants with Annualized Rent and Remaining Term

			Remaining	Aggregate			% of Aggregate
	Tenant	Number of	Lease Term	Leased	% of Total	Annualized	Leased
	Name	Leases	in Months	Square Feet	Square Feet	Rent	Annualized Rent

1	Quintiles IMS Healthcare Incorporated	1	95	259,531	2.7%	$9,168,715	3.7%
2	CITGO Petroleum Corporation	1	44	248,399	2.5%	8,385,950	3.4%
3	Newfield Exploration Company	1	44	234,495	2.4%	9,231,449	3.8%
4	US Government (a)	4	14, 23, 27, 31	223,641	2.3%	7,230,609	2.9%
5	Centene Management Company, LLC	3	60, 60, 60	216,879	2.2%	5,582,310	2.3%
6	Burger King Corporation	1	3	212,619	2.2%	5,351,620	2.2%
7	Eversheds Sutherland (US) LLP	1	94	179,868	1.8%	5,334,134	2.2%
8	The Vail Corporation (b)	1	141	164,636	1.7%	4,347,842	1.8%
9	EOG Resources, Inc.	1	102	160,937	1.6%	5,455,764	2.2%
10	T-Mobile South, LLC dba T-Mobile (c)	1	8	151,792	1.6%	3,969,427	1.6%
11	Citicorp Credit Services, Inc.	1	110	146,260	1.5%	4,886,547	2.0%
12	Petrobras America, Inc.	1	17	144,813	1.5%	5,372,562	2.2%
13	Jones Day	1	29	140,342	1.4%	4,919,841	2.0%
14	Argo Data Resource Corporation	1	62	140,246	1.4%	3,973,169	1.6%
15	SunTrust Bank	1	3	127,500	1.3%	4,667,775	1.9%
16	Federal National Mortgage Association	1	3	123,144	1.3%	4,483,673	1.8%
17	Kaiser Foundation Health Plan	1	71	120,979	1.2%	3,320,575	1.3%
18	Giesecke & Devrient America	1	78	112,110	1.1%	2,077,398	0.8%
19	Northrop Grumman Systems Corp.	1	18	111,469	1.1%	3,368,593	1.4%
20	Randstad General Partner (US) (d)	2	36, 71	109,638	1.1%	2,470,612	1.0%

			Total	3,329,298	34.1%	$103,598,566	42.1%

(a)	Includes 27,398 square feet, which expire in 2019 and 159,330 square feet, which expire in 2020. The remaining 36,913 square feet expire in 2021.
(b)	Includes 22,584 square feet commencing 10/1/18.
(c)	On July 30, 2018, a lease renewal was executed, which extends the 151,792 square feet leased through August 2025.
(d)	Includes 98,695 square feet, which expire in 2021; and 10,943 square feet commencing on 3/1/19 and expiring in 2024.

June 30, 2018| Page 19

Leasing Activity (Owned Portfolio)

			Year	Year
	Six Months Ended		Ended	Ended
Leasing Activity (a)	30-Jun-18	30-Jun-17	31-Dec-17	31-Dec-16
(in Square Feet - SF)
New leasing	166,000	112,000	460,000	299,000
Renewals and expansions	602,000	364,000	1,011,000	895,000
	768,000	476,000	1,471,000	1,194,000

Other information per SF
(Activity on a year-to-date basis)
GAAP Rents on leasing	$31.96	$28.64	$30.43	$29.64
Weighted average lease term	7.3 Years	5.8 Years	6.8 Years	6.6 Years

Increase or decrease over average GAAP rents in prior year (1)	6.2%	7.2%	12.3%	10.4%

Average free rent	4 Months	3 Months	4 Months	3 Months
Tenant Improvements	$27.28	$18.87	$22.22	$18.71
Leasing Costs	$8.35	$7.82	$9.92	$10.05

(a) Leasing activity includes leasing at 801 Marquette, which was redeveloped and is being leased for future occupancy.

(1) The increase or decrease percentage is calculated by comparing average GAAP rents at properties that had leasing activity in the current year to average GAAP rents at the same properties in the prior year.

March 31, 2018| Page 20

Lease Expirations by Square Feet (Owned Portfolio)

June 30, 2018| Page 21

Lease Expirations with Annualized Rent per Square Foot (Owned Portfolio)

			Rentable			Annualized	Percentage
	Number of		Square			Rent	of Total
Year of	Leases		Footage		Annualized	Per Square	Annualized
Lease	Expiring		Subject to		Rent Under	Foot Under	Rent Under
Expiration	Within the		Expiring		Expiring	Expiring	Expiring	Cumulative
December 31,	Year (a)		Leases		Leases (b)	Leases	Leases	Total

2018	33	(c)	700,906		$21,713,407	$30.98	8.8%	8.8%
2019	64		1,163,210		34,284,297	29.47	13.9%	22.8%
2020	70		992,620		32,110,580	32.35	13.0%	35.8%
2021	62		697,517		19,421,106	27.84	7.9%	43.7%
2022	68		1,208,678		37,858,901	31.32	15.4%	59.1%
2023	61		871,226		21,962,203	25.21	8.9%	68.0%
2024	32		519,380		14,212,205	27.36	5.8%	73.8%
2025	19		386,445		9,192,438	23.79	3.7%	77.5%
2026	13		671,164		21,521,366	32.07	8.7%	86.3%
2027	7		455,799		15,051,740	33.02	6.1%	92.4%
2028 and thereafter	90		1,022,986	(d)	18,749,817	18.33	7.6%	100.0%
	519		8,689,931		$246,078,059	$28.32	100.0%
Vacancies as of 6/30/18			1,070,768
Total Portfolio Square Footage			9,760,699

(a)

The number of leases approximates the number of tenants. Tenants with lease maturities in different years are included in annual totals for each lease. Tenants may have multiple leases in the same year.

(b)

Annualized rent represents the monthly rent charged, including tenant reimbursements, for each lease in effect at June 30, 2018 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(c)	Includes 7 leases that are month-to-month.
(d)	Includes 111,021 square feet that are non-revenue producing building amenities.

June 30, 2018| Page 22

Capital Expenditures

(in thousands)			Six Months
	For the Three Months Ended		Ended
	31-Mar-18	30-Jun-18	30-Jun-18

Tenant improvements	$6,777	$8,212	$14,989
Deferred leasing costs	1,021	5,314	6,335
Non-investment capex	1,858	2,558	4,416
Total Capital Expenditures	$9,656	$16,084	$25,740

	For the Three Months Ended				Year ended
	31-Mar-17	30-Jun-17	30-Sep-17	31-Dec-17	31-Dec-17

Tenant improvements	$6,474	$5,363	$4,474	$4,166	$20,477
Deferred leasing costs	1,579	1,963	4,482	5,869	13,893
Non-investment capex	1,670	1,685	1,860	3,836	9,051
Total Capital Expenditures	$9,723	$9,011	$10,816	$13,871	$43,421

First generation leasing and investment capital was $5.4 million for the six months ended June 30, 2018 and $25.0 million for the year ended December 31, 2017.

June 30, 2018| Page 23

Transaction Activity (in thousands except for Square Feet)

	City	State	Square Feet	Date Acquired	Purchase Price
2016
Plaza Seven	Minneapolis	MN	325,796	6/6/16	$82,000
Pershing Plaza	Atlanta	GA	160,145	8/10/16	45,450
600 17th Street	Denver	CO	613,527	12/1/16	154,260

2015
Two Ravinia	Atlanta	GA	442,130	4/8/15	$78,000

					Gross Sale	Gain (loss)
	City	State	Square Feet	Date Sold	Proceeds	on Sale
2017
Hillview	Milpitas	CA	36,288	1/6/17	$6,342	$2,289
East Baltimore	Baltimore	MD	325,445	10/20/17	32,547	(20,770)

2016
Lakeside I	Maryland Heights	MO	127,778	4/5/16	$20,189	$4,154
Federal Way	Federal Way	WA	117,010	12/16/16	7,500	(7,092)

2015
Willow Bend	Plano	TX	117,050	2/23/15	$20,750	$1,462
Eden Bluff	Eden Prairie	MN	153,028	3/31/15	28,000	9,000
Park Seneca	Charlotte	NC	109,699	5/13/15	8,150	949
Montague	San Jose	CA	145,561	12/9/15	30,250	12,251

June 30, 2018| Page 24

Loan Portfolio of Secured Real Estate (in thousands)

(dollars in thousands)			Maximum	Amount					Interest
		Maturity	Amount	Drawn at	Interest			Draw	Rate at
Sponsored REIT	Location	Date	of Loan	30-Jun-18	Rate (1)			Fee (2)	30-Jun-18

Secured revolving lines of credit
FSP Satellite Place Corp.	Duluth, GA	31-Dec-19	$5,500	$1,590	L	+	4.40%	0.5%	6.40%
FSP Energy Tower I Corp.	Houston, TX	30-Jun-19	20,000	15,600	L	+	5.00%	0.5%	7.00%

Mortgage loan secured by property
FSP Monument Circle LLC (3)	Indianapolis, IN	7-Dec-18	21,000	21,000			4.90%	n/a	4.90%
FSP Energy Tower I Corp. (4)	Houston, TX	30-Jun-19	33,000	33,000			6.41%	n/a	6.41%

			$79,500	$71,190

(1)	The interest rate is 30-day LIBOR rate plus the additional rate indicated, otherwise a fixed rate.
(2)	The draw fee is a percentage of each new advance, and is paid at the time of each new draw.
(3)	Includes an origination fee of $164,000 and an exit fee of $38,000 when repaid by the borrower.
(4)	This mortgage includes an annual extension fee of $108,900 paid by the borrower.

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Net Asset Value Components

(in thousands except per share data)
	As of	Assets:		Other information:
	30-Jun-18	Loans outstanding on secured RE	$71,190	Leased SF to be FFO producing
Total Market Capitalization Values		Investments in SARs (book basis)	69,067	During 2018 (in 000's)	207
Shares outstanding	107,231.2	Straight-line rent receivable	53,294
Closing price	$8.56	Asset held for sale	—	Straight-line rental revenue current quarter	$(260)
Market capitalization	$917,899	Cash, cash equivalents and restricted cash	10,448
Debt	1,068,000	Tenant rent receivables	4,039	Management fee income current quarter	$135
Total Market Capitalization	$1,985,899	Prepaid expenses	3,024	Interest income from secured loans	1,141
		Office computers and furniture	236	Management fees and interest income from loans	$1,276
		Other assets:
	3 Months	Deferred financing costs, net	10,034	FFO from non-consolidated REITs - Q1 2018 (6):
	Ended	Other assets: Derivative Market Value	21,196	East Wacker	$764
NOI Components	30-Jun-18	Other assets	—	Grand Boulevard	120
			$242,528	Total	$884
Same Store NOI (1)	$35,362
Acquisitions (1) (2)	—	Liabilities:		Footnotes to the components
Property NOI (1)	35,362	Debt (excluding contra for unamortized financing costs)	$1,068,000
Full quarter adjustment (3)	—	Accounts payable & accrued expenses	54,429	(1) See pages 11 & 28 for definitions and reconciliations.
Stabilized portfolio	$35,362	Tenant security deposits	5,576
		Other liabilities: derivative liability	—	(2) Includes NOI from acquisitions not in Same Store.
			$1,128,005
Financial Statement Reconciliation:				(3) Adjustment to reflect property NOI for a full quarter in the quarter acquired, if necessary.
Rental Revenue	$65,409
Rental operating expenses	(16,954)			(4) HB3 Tax in Texas is classified as an income tax, though we treat it as a real estate tax in Property NOI.
Real estate taxes and insurance	(12,292)
NOI on assets sold	38			(5) Management & other fees are eliminated in consolidation but included in Property NOI.
Taxes (4)	(75)
Management fees & other (5)	(764)			(6) We report FFO from non-consolidated REITs for the previous quarter as their financial statements are not yet complete for the current quarter.
Property NOI (1)	$35,362

June 30, 2018| Page 26

Appendix: Non-GAAP Financial Measure Definitions

Definition of Funds From Operations (“FFO”)

The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders.  The Company defines FFO as net income or loss (computed in accordance with GAAP), excluding gains (or losses) from sales of property, hedge ineffectiveness and acquisition costs of newly acquired properties that are not capitalized, plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs.

FFO should not be considered as an alternative to net income or loss (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.

Other real estate companies and the National Association of Real Estate Investment Trusts, or NAREIT, may define this term in a different manner. We have included the NAREIT FFO definition as of May 17, 2016 in the table on page 9 and note that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do.

We believe that in order to facilitate a clear understanding of the results of the Company, FFO should be examined in connection with net income or loss and cash flows from operating, investing and financing activities in the consolidated financial statements.

June 30, 2018| Page 27

Appendix: Non-GAAP Financial Measure Definitions

Definition of Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)
and Adjusted EBITDA

EBITDA is defined as net income or loss plus interest expense, income tax expense and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA excluding hedge ineffectiveness, gains and losses on sales of properties or shares of equity investments or provisions for losses on assets held for sale or equity investments. EBITDA and Adjusted EBITDA are not intended to represent cash flow for the period, are not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and are not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA and Adjusted EBITDA are presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA or Adjusted EBITDA the same way, this presentation may not be comparable to similarly titled measures of other companies. The Company believes that net income or loss is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA and Adjusted EBITDA.

Definition of Property Net Operating Income (Property NOI)

The Company provides property performance based on Net Operating Income, which we refer to as NOI. Management believes that investors are interested in this information. NOI is a non-GAAP financial measure that the Company defines as net income or loss (the most directly comparable GAAP financial measure) plus general and administrative expenses, depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges, interest expense, less equity in earnings of nonconsolidated REITs, interest income, management fee income, hedge ineffectiveness, gains or losses on the sale of assets and excludes non-property specific income and expenses. The information presented includes footnotes and the data is shown by region with properties owned in the periods presented, which we call Same Store. The comparative Same Store results include properties held for the periods presented and exclude properties that are non-operating, being developed or redeveloped, dispositions and significant nonrecurring income such as bankruptcy settlements and lease termination fees.  NOI, as defined by the Company, may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income or loss as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

June 30, 2018| Page 28

Appendix: Non-GAAP Financial Measure Definitions

Definition of Adjusted Funds From Operations (AFFO)

The Company also evaluates performance based on Adjusted Funds From Operations, which we refer to as AFFO.  The Company defines AFFO as (1) FFO, (2) excluding our proportionate share of FFO and including distributions received, from non-consolidated REITs, (3) excluding the effect of straight-line rent, (4) plus deferred financing costs and (5) less recurring capital expenditures that are generally for maintenance of properties, which we call non-investment capex or are second generation capital expenditures.  Second generation costs include re-tenanting space after a tenant vacates, which include tenant improvements and leasing commissions.

We exclude development/redevelopment activities, capital expenditures planned at acquisition and costs to reposition a property. We also exclude first generation leasing costs, which are generally to fill vacant space in properties we acquire or were planned for at acquisition.

AFFO should not be considered as an alternative to net income or loss (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.  Other real estate companies may define this term in a different manner.  We believe that in order to facilitate a clear understanding of the results of the Company, AFFO should be examined in connection with net income or loss and cash flows from operating, investing and financing activities in the consolidated financial statements.

June 30, 2018| Page 29

Investor Relations Contact

Georgia Touma | 877.686.9496

InvestorRelations@fspreit.com

Franklin Street Properties Corp. 401 Edgewater Place ● Wakefield, MA 01880 (781) 557-1300 ● www.fspreit.com

June 30, 2018| Page 30